UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-2429

Exact name of registrant as specified in charter:  USAA MUTUAL FUND, INC.

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUND, INC.
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2003



ITEM 1.  ANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUND, INC., S&P 500 INDEX FUND - REPORT FOR PERIOD ENDING DECEMBER 31, 2003



[LOGO OF USAA]
   USAA(R)

                   USAA S&P 500
                          INDEX Fund

                             [GRAPHIC OF USAA S&P 500 INDEX FUND]

                   A n n u a l   R e p o r t

--------------------------------------------------------------------------------
    DECEMBER 31, 2003

                                             (C)2004, USAA. All rights reserved.

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                     2

INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                                     5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              14

   Independent Auditor's Report                                               15

   Portfolio of Investments                                                   16

   Notes to Portfolio of Investments                                          36

   Financial Statements                                                       37

   Notes to Financial Statements                                              40

DIRECTORS' AND OFFICERS' INFORMATION                                          51

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2004, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                      "

                                         ... WE HAVE A SOLID TEAM OF
                                     INDEX FUND MANAGERS, AND YOU CAN REST
[PHOTO OF CHRISTOPHER W. CLAUS]     ASSURED THAT THEY WILL CONTINUE TO WORK
                                          HARD IN YOUR BEST INTERESTS.

                                                      "

--------------------------------------------------------------------------------

                 The year 2003 was excellent for equities. The stock market's performance reflects investor expectations for improving economic conditions. The ongoing monetary and fiscal stimulus - the lowest short-term interest rates in decades, reduced marginal tax rates, and increased government spending - led to renewed economic growth. Increasing worker productivity and improving corporate profitability have stimulated strong growth in the gross domestic product (GDP).

                 All these positive developments have contributed to the rise of the stock market, which was echoed in the performance of key market indices. By year-end, the S&P 500 Index returned 28.67%, the Nasdaq-100 Index returned 49.48%, and the Wilshire 4500 Index returned 43.84%.

                 Index mutual funds also performed well. An index fund, after all, holds a portfolio of securities designed to match, before fees and expenses, the performance of all or part of the index. For example, USAA's S&P 500 Index Fund includes most of the 500 stocks in the S&P 500 Index, which is constructed using market weights (stock price multiplied by number of shares outstanding) to provide a broad indicator of stock price movements.

                 Index investing offers two specific benefits: lower costs and tax efficiency. Except to invest new money or redeem shares, index fund managers trade securities only when the index itself changes. As a result, these funds may have lower expenses and fewer capital

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 gain distributions than actively managed funds. Index funds can also be a sensible equity strategy for long-term investors, especially those who are willing to let their money work for them over multiple market cycles. It is not possible to invest directly in an index. An index mutual fund incurs fees and expenses and may not always be invested in all securities of the index the fund attempts to mirror.

                 The general consensus among market strategists is that 2004 will bring very modest growth with a possible correction or two. However, we believe that we have a solid team of index fund managers, and you can rest assured that they will continue to work hard in your best interests.

                 In the year ahead, we will keep providing you with outstanding resources - a market-tested portfolio management team, quality service, and no-load mutual funds without excessive fees, sales loads, or contractual plans.

                 Thank you for your continuing faith and trust in us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, REQUEST A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 MUTUAL FUND OPERATING EXPENSES APPLY AND CONTINUE THROUGHOUT THE LIFE OF THE FUND.

                 THE S&P 500 INDEX IS A WELL-KNOWN STOCK MARKET INDEX THAT INCLUDES COMMON STOCKS OF 500 COMPANIES FROM SEVERAL INDUSTRIAL SECTORS REPRESENTING A SIGNIFICANT PORTION OF THE MARKET VALUE OF ALL STOCKS PUBLICLY TRADED IN THE UNITED STATES. MOST OF THESE STOCKS ARE LISTED ON THE NEW YORK STOCK EXCHANGE.

                 THE NASDAQ-100 INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NONFINANCIAL DOMESTIC AND INTERNATIONAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET BASED ON MARKET CAPITALIZATION.

                 THE WILSHIRE 4500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 4,700 U.S. EQUITY SECURITIES. THE WILSHIRE 4500 INCLUDES ALL THE STOCKS IN THE WILSHIRE 5000 EXCEPT FOR STOCKS INCLUDED IN THE S&P 500.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA S&P 500 INDEX FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Seeks to match, before fees and expenses, the performance of the S&P 500 Index.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Normally, at least 80% of the Fund's assets will be invested in the stocks of companies composing the S&P 500 Index.

MEMBER SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     12/31/03                     12/31/02
--------------------------------------------------------------------------------
Net Assets                       $1,971.3 Million             $1,419.5 Million
Net Asset Value Per Share             $16.70                       $13.22


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
--------------------------------------------------------------------------------
1 YEAR                    5 YEARS                 SINCE INCEPTION ON 5/1/96
28.05%                    -0.83%                            8.86%


REWARD SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    12/31/03                     12/31/02
--------------------------------------------------------------------------------
Net Assets                       $383.7 Million               $245.7 Million
Net Asset Value Per Share            $16.70                       $13.22


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
--------------------------------------------------------------------------------
1 YEAR                                       SINCE INCEPTION ON 5/1/02
28.27%                                                 3.07%


                 TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA EXCLUDES THE IMPACT OF A $10 ACCOUNT MAINTENANCE FEE THAT IS ASSESSED ON ACCOUNTS OF LESS THAN $10,000. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF MEMBER SHARES WILL VARY FROM REWARD SHARES DUE TO DIFFERENCES IN FEES.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

--------------------------------------------------------------------------------
             CUMULATIVE PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

       [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                                                 USAA S&P 500
                          S&P 500                INDEX FUND -
                           INDEX                 MEMBER SHARES
                        ------------             -------------
05/02/1996              $10,000.00                $10,000.00
05/31/1996               10,427.00                 10,420.00
06/30/1996               10,466.62                 10,460.19
07/31/1996               10,004.00                  9,999.30
08/31/1996               10,215.08                 10,209.71
09/30/1996               10,789.17                 10,780.89
10/31/1996               11,086.95                 11,072.53
11/30/1996               11,924.02                 11,917.31
12/31/1996               11,687.92                 11,689.95
01/31/1997               12,417.25                 12,407.31
02/28/1997               12,515.34                 12,508.35
03/31/1997               12,002.21                 11,981.83
04/30/1997               12,717.55                 12,702.16
05/31/1997               13,494.59                 13,483.36
06/30/1997               14,095.10                 14,082.05
07/31/1997               15,215.66                 15,202.10
08/31/1997               14,363.58                 14,346.79
09/30/1997               15,149.27                 15,130.96
10/31/1997               14,643.28                 14,620.13
11/30/1997               15,321.27                 15,294.43
12/31/1997               15,584.79                 15,550.91
01/31/1998               15,756.22                 15,735.55
02/28/1998               16,892.25                 16,853.65
03/31/1998               17,757.13                 17,715.61
04/30/1998               17,938.25                 17,880.22
05/31/1998               17,629.72                 17,571.58
06/30/1998               18,345.48                 18,281.47
07/31/1998               18,151.02                 18,095.77
08/31/1998               15,528.20                 15,485.60
09/30/1998               16,523.56                 16,484.80
10/31/1998               17,865.27                 17,830.07
11/30/1998               18,947.90                 18,906.29
12/31/1998               20,039.30                 20,001.61
01/31/1999               20,876.95                 20,800.85
02/28/1999               20,227.67                 20,157.31
03/31/1999               21,036.78                 20,970.61
04/30/1999               21,850.90                 21,783.19
05/31/1999               21,335.22                 21,251.89
06/30/1999               22,515.06                 22,441.52
07/31/1999               21,814.84                 21,741.20
08/31/1999               21,705.77                 21,626.22
09/30/1999               21,111.03                 21,051.45
10/31/1999               22,447.36                 22,352.08
11/30/1999               22,903.04                 22,803.11
12/31/1999               24,249.74                 24,136.74
01/31/2000               23,032.40                 22,925.70
02/29/2000               22,597.09                 22,493.93
03/31/2000               24,807.08                 24,674.47
04/30/2000               24,060.39                 23,935.08
05/31/2000               23,567.15                 23,428.07
06/30/2000               24,146.90                 23,998.43
07/31/2000               23,770.21                 23,627.92
08/31/2000               25,246.34                 25,088.79
09/30/2000               23,913.34                 23,765.97
10/31/2000               23,812.90                 23,659.82
11/30/2000               21,936.44                 21,791.66
12/31/2000               22,043.93                 21,899.39
01/31/2001               22,826.49                 22,669.33
02/28/2001               20,747.00                 20,601.48
03/31/2001               19,433.71                 19,291.82
04/30/2001               20,941.77                 20,780.90
05/31/2001               21,082.08                 20,913.26
06/30/2001               20,569.78                 20,395.45
07/31/2001               20,368.20                 20,196.36
08/31/2001               19,095.19                 18,935.47
09/30/2001               17,554.21                 17,405.64
10/31/2001               17,889.49                 17,738.66
11/30/2001               19,261.62                 19,092.93
12/31/2001               19,431.12                 19,251.71
01/31/2002               19,147.42                 18,972.86
02/28/2002               18,777.88                 18,604.78
03/31/2002               19,483.93                 19,296.75
04/30/2002               18,303.20                 18,122.17
05/31/2002               18,169.59                 17,987.93
06/30/2002               16,875.91                 16,700.12
07/31/2002               15,561.28                 15,409.45
08/31/2002               15,662.43                 15,499.24
09/30/2002               13,961.49                 13,812.61
10/31/2002               15,188.70                 15,030.38
11/30/2002               16,081.80                 15,909.88
12/31/2002               15,137.80                 14,979.97
01/31/2003               14,742.70                 14,572.35
02/28/2003               14,521.12                 14,357.22
03/31/2003               14,661.71                 14,481.53
04/30/2003               15,868.84                 15,675.06
05/31/2003               16,704.13                 16,493.49
06/30/2003               16,917.51                 16,691.82
07/31/2003               17,215.93                 16,988.26
08/31/2003               17,551.02                 17,307.50
09/30/2003               17,365.19                 17,113.59
10/31/2003               18,347.04                 18,086.60
11/30/2003               18,508.27                 18,235.41
12/31/2003               19,478.25                 19,182.30

                        [END CHART]

                       DATA FROM 5/2/96* THROUGH 12/31/03.

                 The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund's Member Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 'STANDARD & Poor's(R)', 'S&P(R)', 'S&P 500(R)', 'STANDARD & POOR'S 500', AND '500' ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA S&P 500 INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE USAA S&P 500 INDEX FUND. O INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.

                 * DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY
                   THE INDEX.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                      CUMULATIVE PERFORMANCE COMPARISON

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                           USAA
                          S&P 500                   S&P 500 INDEX FUND -
                           INDEX                       REWARD SHARES
                         ----------                 --------------------
 5/01/02                $10,000.00                      $10,000.00
 5/31/02                  9,926.59                        9,834.86
 6/30/02                  9,219.76                        9,132.62
 7/31/02                  8,501.25                        8,426.81
 8/31/02                  8,556.91                        8,482.04
 9/30/02                  7,627.87                        7,559.41
10/31/02                  8,298.51                        8,225.87
11/30/02                  8,786.48                        8,707.21
12/31/02                  8,270.55                        8,200.15
 1/31/03                  8,054.31                        7,977.01
 2/28/03                  7,933.28                        7,859.25
 3/31/03                  8,010.09                        7,935.34
 4/30/03                  8,669.58                        8,582.61
 5/31/03                  9,125.92                        9,030.72
 6/30/03                  9,242.49                        9,144.24
 7/31/03                  9,405.53                        9,306.64
 8/31/03                  9,588.59                        9,481.53
 9/30/03                  9,487.07                        9,379.66
10/31/03                 10,023.48                        9,912.95
11/30/03                 10,111.57                        9,994.52
12/31/03                 10,641.49                       10,518.03

                        [END CHART]

                      DATA FROM 5/01/02* THROUGH 12/31/03.

                 The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund's Reward Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.

                 * DATE REWARD SHARES WERE INTRODUCED.

8

 M A N A G E R ' S
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

HOW DID THE FUND PERFORM OVER 2003?

                 The USAA S&P 500 Index Fund tracked its benchmark, the S&P 500 Index, for the 12 months ended December 31, 2003. The Fund produced a total return of 28.05% (Member Shares) and 28.27% (Reward Shares) for the annual period, as compared to 28.67% for the benchmark. The Fund modestly outperformed the Lipper S&P 500 Index Funds Average annual return of 27.78%. The Lipper S&P 500 Index Funds Average is the average performance level of all funds that attempt to replicate the performance of the S&P 500 Index, as reported by Lipper, Inc., an independent organization that monitors the performance of mutual funds.

WHAT WERE THE PRIMARY FACTORS AFFECTING THE U.S. EQUITY MARKETS DURING THE PAST 12 MONTHS?

                 In a welcome turnabout from the past three years, U.S. equities gained ground for the 12 months ended December 31, 2003. Still, the S&P 500 Index saw divergent performance within the annual period.

                 During the first quarter, the S&P 500 Index declined 3.15%. After starting the new year on a positive note, equity markets peaked during the second week of January 2003, and then started a sustained decline, as fears surrounding the impending war with Iraq heightened. Economic activity slowed as the geopolitical concerns reverberated throughout most sectors. Indeed, virtually every major indicator proved weaker than expected as full-year U.S. gross domestic product (GDP) growth estimates continued to be reduced. A "war relief" rally took place by the beginning of March 2003, as investors grew optimistic that the war wouldn't last long, erasing much of the quarter's decline.

                 REFER TO PAGE 6 FOR BENCHMARK DEFINITIONS.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 During the second quarter of 2003, the S&P 500 Index increased 15.39%, marking the largest single quarterly gain for the index in 4 1/2 years. Economic and political conditions improved, leading investors to favor equities. A significant number of corporate earnings announcements during the quarter met or exceeded expectations, and earnings estimates were revised upward going forward. Furthermore, the low-interest-rate environment and declining yields on bond investments drew more attention to equities as investors sought higher returns. The case for owning equities was additionally strengthened by a $350 billion U.S. tax cut, an accommodative Federal Reserve Board, and a declining dollar that benefited U.S. companies that distribute products and services overseas. Finally, while the journey to freedom and democracy in Iraq was by no means at an end, the winding down of active military operations toward the end of April 2003 provided the equity markets with a degree of geopolitical stability not seen in the last two years or so.

                 The S&P 500 Index continued its advance during the second half of 2003, increasing 2.65% in the third quarter and a strong 12.17% in the fourth quarter, as improving fundamentals provided an attractive backdrop for equity market performance. The U.S. economy exhibited signs of growth, as evidenced by the continual upward revisions to the all-important GDP. Investment by corporate America also began picking up in earnest. Business spending increased sharply from single digits to mid-teen levels, with particularly significant increases in technology spending. The U.S. equity markets were further supported during the second half of the year by robust corporate earnings.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 For the annual period overall, large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index and the Russell 2000 Index, respectively. Within the large-cap sector, value-oriented stocks outperformed growth-oriented stocks, with annual returns separated by approximately 6%, as measured by the S&P 500 Barra Value Index versus the S&P 500 Barra Growth Index.

WHICH SECTORS AND STOCKS WITHIN THE S&P 500 INDEX WERE THE BEST AND WORST PERFORMERS?

                 For the 12 months, sector performance within the S&P 500 Index was positive across the board. Based on total returns alone, information technology, materials, and consumer discretionary were the best performing sectors. Taking both weightings and total returns into consideration, information technology and financials made the greatest contributions to the index's annual returns. The financials sector continued to be the largest weight within the S&P 500 Index through the period, accounting at December 31, 2003, for 20.7% of the index's market capitalization. The only sector to generate single-digit returns for the year was telecommunications services.

                 THE S&P MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION.

                 THE S&P 500/BARRA VALUE INDICES ARE DESIGNED TO DIFFERENTIATE BETWEEN FAST GROWING COMPANIES AND SLOWER GROWING OR UNDERVALUED COMPANIES. STANDARD & POOR'S AND BARRA COOPERATE TO EMPLOY A PRICE-TO-BOOK-VALUE CALCULATION, WHEREBY THE MARKET CAPITALIZATION OF AN INDEX (S&P 500, S&P MIDCAP 400, S&P SMALLCAP 600) IS DIVIDED EQUALLY BETWEEN GROWTH AND VALUE.

                 THE S&P 500/BARRA GROWTH INDICES ARE DESIGNED TO DIFFERENTIATE BETWEEN FAST GROWING COMPANIES AND SLOWER GROWING OR UNDERVALUED COMPANIES. STANDARD & POOR'S AND BARRA COOPERATE TO EMPLOY A PRICE-TO-BOOK-VALUE CALCULATION, WHEREBY THE MARKET CAPITALIZATION OF AN INDEX (S&P 500, S&P MIDCAP 400, S&P SMALLCAP 600) IS DIVIDED EQUALLY BETWEEN GROWTH AND VALUE.

                 THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 The best annual total returns among the S&P 500 Index stocks came from Avaya, Inc., Williams Companies, Inc., and Dynegy, Inc. The worst performing individual stocks based on total return were Mirant Corp., Cresset Precious Metals, and Winn-Dixie Stores, Inc.

WHAT WERE THE MAJOR CHANGES TO THE S&P 500 INDEX DURING THE ANNUAL PERIOD?

                 The index changes from time to time as companies merge, divest units, face financial difficulties, or add to their market capitalization. Standard & Poor's may also occasionally adjust the index to better reflect the companies that it believes are most representative of the makeup of our economy. In all, there were just nine additions and deletions to the S&P 500 Index for the year, as compared to 25 additions and deletions in 2002.

                 The additions were AutoNation, Inc., Apartment Investment & Management Co. "A," McCormick & Co., Inc., Symantec Corp., Federated Investors, Inc. "B," ProLogis, Medco Health Solutions, Inc., Express Scripts, Inc., and Biogen Idec, Inc. Deletions were Rational Software Corp., AMR Corp., HealthSouth Corp., Household International, Inc., Pharmacia Corp., Mirant Corp., McDermott International, Inc., Quintiles Transnational Corp., and Biogen, Inc.

                 As managers of an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the S&P 500 Index, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets as we seek to closely track the performance of the S&P 500 Index.

                 CRESSET PRECIOUS METALS AND THE SECURITIES DELETED FROM THE S&P 500 INDEX WERE NOT OWNED BY THE FUND AT DECEMBER 31, 2003.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 16-35.

12

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

-------------------------------------------------
            TOP 10 EQUITY HOLDINGS
              (% of Net Assets)
-------------------------------------------------

General Electric Co.                         3.0%

Microsoft Corp.                              2.8%

Exxon Mobil Corp.                            2.6%

Pfizer, Inc.                                 2.6%

Citigroup, Inc.                              2.4%

Wal-Mart Stores, Inc.                        2.2%

Intel Corp.                                  2.0%

American International Group, Inc.           1.7%

Cisco Systems, Inc.                          1.6%

International Business Machines Corp.        1.5%
-------------------------------------------------

-------------------------------------------------
              TOP 10 INDUSTRIES
              (% of Net Assets)
-------------------------------------------------

Pharmaceuticals                              8.2%

Diversified Banks                            4.3%

Industrial Conglomerates                     4.2%

Integrated Oil & Gas                         4.2%

Systems Software                             4.1%

Semiconductors                               3.5%

Computer Hardware                            3.3%

Communications Equipment                     2.9%

Integrated Telecommunication Services        2.8%

Other Diversified Financial Services         2.5%
-------------------------------------------------

 . . . C O N T I N U E D
========================--------------------------------------------------------

              SECTOR ALLOCATION*
                   12/31/03

        [PIE CHART OF SECTOR ALLOCATION*]

Financials                                  20.7%
Information Technology                      17.7%
Health Care                                 13.3%
Consumer Discretionary                      11.3%
Consumer Staples                            11.0%
Industrials                                 10.9%
Energy                                       5.8%
Telecommunication Services                   3.4%
Materials                                    3.0%
Utilities                                    2.8%

                  [END CHART]

                 * EXCLUDES MONEY MARKET INSTRUMENTS.

                 PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 16-35.

14

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA S&P 500 INDEX FUND

                 The following federal tax information related to the Fund's fiscal year ended December 31, 2003, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on form 1099-DIV in January 2004.

                 100% of ordinary income distributions qualifies for the dividends-received deductions eligible to corporations.

 I N D E P E N D E N T
======================----------------------------------------------------------
                       AUDITOR'S Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

         USAA S&P 500 INDEX FUND:

                 We have audited the accompanying statement of assets and liabilities of the USAA S&P 500 Index Fund (a portfolio of USAA Mutual Fund, Inc.), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2001, were audited by other auditors whose report dated February 8, 2002, expressed an unqualified opinion on those statements and financial highlights.

                 We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA S&P 500 Index
                 Fund as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /S/ ERNST & YOUNG LLP

        San Antonio, Texas
        February 6, 2004

16

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==================--------------------------------------------------------------
                   of INVESTMENTS

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              COMMON STOCKS (98.2%)

              ADVERTISING (0.2%)
   87,500     Interpublic Group of Companies, Inc. *                                      $  1,365
   44,100     Omnicom Group, Inc.                                                            3,851
                                                                                          --------
                                                                                             5,216
                                                                                          --------

              AEROSPACE & DEFENSE (1.8%)
  189,300     Boeing Co.                                                                     7,977
   44,200     General Dynamics Corp.                                                         3,995
   28,500     Goodrich Corp.                                                                   846
  197,100     Honeywell International, Inc.                                                  6,589
  100,500     Lockheed Martin Corp.                                                          5,166
   40,303     Northrop Grumman Corp.                                                         3,853
   95,100     Raytheon Co.                                                                   2,857
   40,100     Rockwell Collins, Inc.                                                         1,204
  103,900     United Technologies Corp.                                                      9,847
                                                                                          --------
                                                                                            42,334
                                                                                          --------

              AGRICULTURAL PRODUCTS (0.1%)
  144,180     Archer-Daniels-Midland Co.                                                     2,194
                                                                                          --------

              AIR FREIGHT & LOGISTICS (1.0%)
   67,500     FedEx Corp.                                                                    4,556
   14,300     Ryder System, Inc.                                                               488
  252,600     United Parcel Service, Inc. "B"                                               18,831
                                                                                          --------
                                                                                            23,875
                                                                                          --------

              AIRLINES (0.1%)
   25,500     Delta Air Lines, Inc. *                                                          301
  177,000     Southwest Airlines, Inc.                                                       2,857
                                                                                          --------
                                                                                             3,158
                                                                                          --------
              ALUMINUM (0.3%)
  189,100     Alcoa, Inc.                                                                    7,186
                                                                                          --------
              APPAREL RETAIL (0.4%)
  199,900     Gap, Inc.                                                                      4,640
  115,500     Limited Brands, Inc.                                                           2,082
  116,100     TJX Companies, Inc.                                                            2,560
                                                                                          --------
                                                                                             9,282
                                                                                          --------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
   27,539     Jones Apparel Group, Inc.                                                   $    970
   23,700     Liz Claiborne, Inc.                                                              840
   24,200     V.F. Corp.                                                                     1,046
                                                                                          --------
                                                                                             2,856
                                                                                          --------

              APPLICATION SOFTWARE (0.4%)
   27,200     Autodesk, Inc.                                                                   669
   36,800     Citrix Systems, Inc. *                                                           781
   91,400     Compuware Corp.*                                                                 552
   46,500     Intuit, Inc. *                                                                 2,460
   20,500     Mercury Interactive Corp. *                                                      997
   49,600     Parametric Technology Corp. *                                                    195
   82,900     PeopleSoft, Inc. *                                                             1,890
  105,300     Siebel Systems, Inc. *                                                         1,461
                                                                                          --------
                                                                                             9,005
                                                                                          --------

              ASSET MANAGEMENT & CUSTODY BANKS (0.9%)
  172,200     Bank of New York Co., Inc.                                                     5,703
   24,300     Federated Investors, Inc. "B"                                                    713
   57,900     Franklin Resources, Inc.                                                       3,014
   53,500     Janus Capital Group, Inc.                                                        878
   98,000     Mellon Financial Corp.                                                         3,147
   45,600     Northern Trust Corp.                                                           2,117
   75,000     State Street Corp.                                                             3,906
   28,000     T. Rowe Price Group, Inc.                                                      1,327
                                                                                          --------
                                                                                            20,805
                                                                                          --------

              AUTO PARTS & EQUIPMENT (0.2%)
   33,200     Dana Corp.                                                                       609
  125,200     Delphi Corp.                                                                   1,278
   20,600     Johnson Controls, Inc.                                                         2,392
   24,100     Visteon Corp.                                                                    251
                                                                                          --------
                                                                                             4,530
                                                                                          --------

              AUTOMOBILE MANUFACTURERS (0.6%)
  416,600     Ford Motor Co.                                                                 6,666
  126,100     General Motors Corp.                                                           6,734
                                                                                          --------
                                                                                            13,400
                                                                                          --------

              BIOTECHNOLOGY (1.1%)
  291,648     Amgen, Inc. *                                                                 18,024
   73,110     Biogen Idec, Inc. *                                                            2,689

18

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
   41,700     Chiron Corp. *                                                              $  2,376
   49,600     Genzyme Corp. *                                                                2,447
   56,600     MedImmune, Inc. *                                                              1,438
                                                                                          --------
                                                                                            26,974
                                                                                          --------

              BREWERS (0.4%)
    8,700     Adolph Coors Co. "B"                                                             488
  184,800     Anheuser-Busch Companies, Inc.                                                 9,735
                                                                                          --------
                                                                                            10,223
                                                                                          --------

              BROADCASTING & CABLE TV (1.1%)
  137,400     Clear Channel Communications, Inc.                                             6,434
  509,094     Comcast Corp. "A" *                                                           16,734
   72,000     Univision Communications, Inc. *                                               2,858
                                                                                          --------
                                                                                            26,026
                                                                                          --------

              BUILDING PRODUCTS (0.2%)
   16,200     American Standard Companies, Inc. *                                            1,631
  109,200     Masco Corp.                                                                    2,993
                                                                                          --------
                                                                                             4,624
                                                                                          --------

              CASINOS & GAMING (0.2%)
   24,800     Harrah's Entertainment, Inc.                                                   1,234
   77,096     International Game Technology, Inc.                                            2,752
                                                                                          --------
                                                                                             3,986
                                                                                          --------

              COMMERCIAL PRINTING (0.0%)(C)
   25,300     R.R. Donnelley & Sons Co.                                                        763
                                                                                          --------

              COMMUNICATIONS EQUIPMENT (2.9%)
  164,800     ADC Telecommunications, Inc. *                                                   489
   34,300     Andrew Corp. *                                                                   395
   93,172     Avaya, Inc. *                                                                  1,206
  105,300     CIENA Corp. *                                                                    699
1,551,100     Cisco Systems, Inc. *                                                         37,676
   42,100     Comverse Technology, Inc. *                                                      741
  300,200     Corning, Inc. *                                                                3,131
  306,300     JDS Uniphase Corp. *                                                           1,118
  944,200     Lucent Technologies, Inc. *                                                    2,682
  528,800     Motorola, Inc.                                                                 7,440
   21,100     QLogic Corp. *                                                                 1,089
  179,900     QUALCOMM, Inc.                                                                 9,702

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
   32,800     Scientific-Atlanta, Inc.                                                    $    895
   90,800     Tellabs, Inc. *                                                                  765
                                                                                          --------
                                                                                            68,028
                                                                                          --------
              COMPUTER & ELECTRONICS RETAIL (0.2%)
   72,100     Best Buy Co., Inc.                                                             3,767
   43,700     Circuit City Group                                                               443
   35,800     RadioShack Corp.                                                               1,098
                                                                                          --------
                                                                                             5,308
                                                                                          --------
              COMPUTER HARDWARE (3.3%)
   83,400     Apple Computer, Inc. *                                                         1,782
  580,500     Dell, Inc. *                                                                  19,714
   77,900     Gateway, Inc. *                                                                  358
  681,411     Hewlett-Packard Co.                                                           15,652
  389,100     International Business Machines Corp.                                         36,062
   21,000     NCR Corp. *                                                                      815
  729,600     Sun Microsystems, Inc. *                                                       3,276
                                                                                          --------
                                                                                            77,659
                                                                                          --------

              COMPUTER STORAGE & PERIPHERALS (0.5%)
  540,000     EMC Corp. *                                                                    6,977
   28,900     Lexmark International, Inc. *                                                  2,273
   74,800     Network Appliance, Inc. *                                                      1,536
                                                                                          --------
                                                                                            10,786
                                                                                          --------

              CONSTRUCTION & ENGINEERING (0.0%)(c)
   17,300     Fluor Corp.                                                                      686
                                                                                          --------

              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.6%)
   77,100     Caterpillar, Inc.                                                              6,401
    9,500     Cummins, Inc.                                                                    465
   53,000     Deere & Co.                                                                    3,448
   14,800     Navistar International Corp. *                                                   709
   25,600     PACCAR, Inc.                                                                   2,179
                                                                                          --------
                                                                                            13,202
                                                                                          --------

              CONSUMER FINANCE (1.2%)
  287,700     American Express Co.                                                          13,876
   50,800     Capital One Financial Corp.                                                    3,114
  287,700     MBNA Corp.                                                                     7,149
   66,200     Providian Financial Corp. *                                                      771
  104,300     SLM Corp.                                                                      3,930
                                                                                          --------
                                                                                            28,840
                                                                                          --------

20

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              CONSTRUCTION MATERIALS (0.0%)(c)
   18,900     Vulcan Materials Co.                                                        $    899
                                                                                          --------

              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
  133,700     Automatic Data Processing, Inc.                                                5,296
   41,800     Computer Sciences Corp. *                                                      1,849
  108,800     Concord EFS, Inc. *                                                            1,615
   36,000     Convergys Corp. *                                                                629
  107,200     Electronic Data Systems Corp.                                                  2,631
  165,500     First Data Corp.                                                               6,800
   44,500     Fiserv, Inc. *                                                                 1,758
   85,100     Paychex, Inc.                                                                  3,166
   31,600     Sabre Holdings Corp.                                                             682
   63,800     SunGard Data Systems, Inc. *                                                   1,768
                                                                                          --------
                                                                                            26,194
                                                                                          --------

              DEPARTMENT STORES (0.5%)
   18,700     Dillard's, Inc. "A"                                                              308
   41,400     Federated Dept. Stores, Inc.                                                   1,951
   62,900     J.C. Penney Co., Inc.                                                          1,653
   75,900     Kohl's Corp. *                                                                 3,411
   68,100     May Department Stores Co.                                                      1,980
   29,600     Nordstrom, Inc.                                                                1,015
   57,000     Sears, Roebuck & Co.                                                           2,593
                                                                                          --------
                                                                                            12,911
                                                                                          --------

              DISTILLERS & VINTNERS (0.1%)
   13,500     Brown-Forman Corp. "B"                                                         1,262
                                                                                          --------

              DISTRIBUTORS (0.1%)
   38,300     Genuine Parts Co.                                                              1,272
                                                                                          --------

              DIVERSIFIED BANKS (4.3%)
  334,100     Bank of America Corp.                                                         26,872
  254,900     Bank One Corp.                                                                11,621
   39,200     Comerica, Inc.                                                                 2,198
  235,200     FleetBoston Financial Corp.                                                   10,266
  438,800     U.S. Bancorp                                                                  13,067
  303,300     Wachovia Corp.                                                                14,131
  380,200     Wells Fargo & Co.                                                             22,390
                                                                                          --------
                                                                                           100,545
                                                                                          --------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              DIVERSIFIED CAPITAL MARKETS (0.7%)
  459,600     J.P. Morgan Chase & Co.                                                     $ 16,881
                                                                                          --------

              DIVERSIFIED CHEMICALS (1.0%)
  210,300     Dow Chemical Co.                                                               8,742
  227,800     E.I. du Pont de Nemours & Co.                                                 10,454
   19,300     Eastman Chemical Co.                                                             763
   27,800     Engelhard Corp.                                                                  833
   24,800     Hercules, Inc. *                                                                 303
   37,600     PPG Industries, Inc.                                                           2,407
                                                                                          --------
                                                                                            23,502
                                                                                          --------
              DIVERSIFIED COMMERCIAL SERVICES (0.6%)
   39,300     Apollo Group, Inc. "A" *                                                       2,672
  226,610     Cendant Corp. *                                                                5,047
   38,100     Cintas Corp.                                                                   1,910
   13,300     Deluxe Corp.                                                                     550
   31,400     Equifax, Inc.                                                                    769
   40,200     H&R Block, Inc.                                                                2,226
                                                                                          --------
                                                                                            13,174
                                                                                          --------
              DIVERSIFIED METALS & MINING (0.1%)
   37,600     Freeport-McMoRan Copper & Gold, Inc. "B"                                       1,584
   21,100     Phelps Dodge Corp. *                                                           1,605
                                                                                          --------
                                                                                             3,189
                                                                                          --------
              DRUG RETAIL (0.5%)
   88,200     CVS Corp.                                                                      3,186
  229,800     Walgreen Co.                                                                   8,360
                                                                                          --------
                                                                                            11,546
                                                                                          --------

              ELECTRIC UTILITIES (2.0%)
   28,100     Allegheny Energy, Inc. *                                                         359
   36,200     Ameren Corp.                                                                   1,665
   88,300     American Electric Power Co.                                                    2,694
   63,200     CenterPoint Energy, Inc.                                                         612
   39,700     CINergy Corp.                                                                  1,541
   32,200     CMS Energy Corp. *                                                               274
   51,000     Consolidated Edison, Inc.                                                      2,194
   71,900     Dominion Resources, Inc. "A"                                                   4,589
   37,000     DTE Energy Co.                                                                 1,458
   73,500     Edison International                                                           1,612

22

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
   51,400     Entergy Corp.                                                               $  2,936
   75,800     Exelon Corp.                                                                   5,030
   71,750     FirstEnergy Corp.                                                              2,526
   43,500     FPL Group, Inc.                                                                2,846
   90,300     PG&E Corp. *                                                                   2,508
   20,400     Pinnacle West Capital Corp.                                                      816
   37,100     PPL Corp.                                                                      1,623
   54,400     Progress Energy, Inc.                                                          2,462
  159,500     Southern Co.                                                                   4,825
   42,700     TECO Energy, Inc.                                                                615
   71,600     TXU Corp.                                                                      1,698
   93,800     Xcel Energy, Inc.                                                              1,593
                                                                                          --------
                                                                                            46,476
                                                                                          --------

              ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
   44,100     American Power Conversion Corp.                                                1,078
   20,600     Cooper Industries, Inc.                                                        1,193
   94,100     Emerson Electric Co.                                                           6,093
   18,600     Power-One, Inc. *                                                                201
   41,300     Rockwell Automation, Inc.                                                      1,470
   14,000     Thomas & Betts Corp.                                                             320
                                                                                          --------
                                                                                            10,355
                                                                                          --------

              ELECTRONIC EQUIPMENT MANUFACTURERS (0.3%)
  105,300     Agilent Technologies, Inc. *                                                   3,079
   31,700     PerkinElmer, Inc.                                                                541
   51,500     Symbol Technologies, Inc.                                                        870
   18,700     Tektronix, Inc.                                                                  591
   36,400     Thermo Electron Corp. *                                                          917
   27,600     Waters Corp. *                                                                   915
                                                                                          --------
                                                                                             6,913
                                                                                          --------

              ELECTRONIC MANUFACTURING SERVICES (0.2%)
   44,500     Jabil Circuit, Inc. *                                                          1,259
   43,400     Molex, Inc.                                                                    1,514
  114,000     Sanmina-SCI Corp. *                                                            1,438
  182,900     Solectron Corp. *                                                              1,081
                                                                                          --------
                                                                                             5,292
                                                                                          --------

              EMPLOYMENT SERVICES (0.1%)
   25,100     Monster Worldwide, Inc. *                                                        551
   38,100     Robert Half International, Inc. *                                                889
                                                                                          --------
                                                                                             1,440
                                                                                          --------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              ENVIRONMENTAL SERVICES (0.2%)
   71,900     Allied Waste Industries, Inc. *                                             $    998
  132,400     Waste Management, Inc.                                                         3,919
                                                                                          --------
                                                                                             4,917
                                                                                          --------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
   56,861     Monsanto Co.                                                                   1,636
                                                                                          --------
              FOOD DISTRIBUTORS (0.2%)
  144,000     Sysco Corp.                                                                    5,361
                                                                                          --------
              FOOD RETAIL (0.4%)
   82,000     Albertson's, Inc.                                                              1,857
  170,200     Kroger Co. *                                                                   3,150
   98,300     Safeway, Inc. *                                                                2,154
   29,900     SUPERVALU, Inc.                                                                  855
   29,800     Winn-Dixie Stores, Inc.                                                          297
                                                                                          --------
                                                                                             8,313
                                                                                          --------
              FOOTWEAR (0.2%)
   58,200     NIKE, Inc. "B"                                                                 3,984
   14,900     Reebok International Ltd.                                                        586
                                                                                          --------
                                                                                             4,570
                                                                                          --------
              FOREST PRODUCTS (0.2%)
   23,400     Louisiana-Pacific Corp. *                                                        418
   49,000     Weyerhaeuser Co.                                                               3,136
                                                                                          --------
                                                                                             3,554
                                                                                          --------
              GAS UTILITIES (0.3%)
   35,400     Keyspan Corp.                                                                  1,303
   27,600     Kinder Morgan, Inc.                                                            1,631
   13,200     NICOR, Inc.                                                                      449
   61,800     NiSource, Inc.                                                                 1,356
    8,000     Peoples Energy Corp.                                                             336
   50,300     Sempra Energy                                                                  1,512
                                                                                          --------
                                                                                             6,587
                                                                                          --------
              GENERAL MERCHANDISE STORES (0.5%)
   26,100     Big Lots, Inc. *                                                                 371
   76,300     Dollar General Corp.                                                           1,602
   38,400     Family Dollar Stores, Inc.                                                     1,378
  203,600     Target Corp.                                                                   7,818
                                                                                          --------
                                                                                            11,169
                                                                                          --------

24

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              GOLD (0.2%)
   97,200     Newmont Mining Corp.                                                        $  4,725
                                                                                          --------
              HEALTH CARE DISTRIBUTORS (0.4%)
   23,859     AmerisourceBergen Corp.                                                        1,340
   97,315     Cardinal Health, Inc.                                                          5,952
   65,200     McKesson Corp.                                                                 2,097
                                                                                          --------
                                                                                             9,389
                                                                                          --------
              HEALTH CARE EQUIPMENT (1.9%)
   45,500     Applera Corp. - Applied Biosystems Group                                         942
  136,100     Baxter International, Inc.                                                     4,154
   56,800     Becton, Dickinson & Co.                                                        2,337
   57,300     Biomet, Inc.                                                                   2,086
  185,200     Boston Scientific Corp. *                                                      6,808
   11,600     C.R. Bard, Inc.                                                                  943
   68,800     Guidant Corp.                                                                  4,142
  272,000     Medtronic, Inc.                                                               13,222
   39,200     St. Jude Medical, Inc. *                                                       2,405
   44,500     Stryker Corp.                                                                  3,783
   54,300     Zimmer Holdings, Inc. *                                                        3,823
                                                                                          --------
                                                                                            44,645
                                                                                          --------
              HEALTH CARE FACILITIES (0.4%)
  114,600     HCA, Inc.                                                                      4,923
   53,900     Health Management Associates, Inc. "A"                                         1,294
   21,800     Manor Care, Inc.                                                                 754
  102,800     Tenet Healthcare Corp. *                                                       1,650
                                                                                          --------
                                                                                             8,621
                                                                                          --------
              HEALTH CARE SERVICES (0.3%)
   17,400     Express Scripts, Inc. *                                                        1,156
   57,200     IMS Health, Inc.                                                               1,422
   59,183     Medco Health Solutions, Inc. *                                                 2,012
   23,540     Quest Diagnostics, Inc.                                                        1,721
                                                                                          --------
                                                                                             6,311
                                                                                          --------
              HEALTH CARE SUPPLIES (0.0%)(c)
   12,100     Bausch & Lomb, Inc.                                                              628
   10,900     Millipore Corp. *                                                                469
                                                                                          --------
                                                                                             1,097
                                                                                          --------

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                   (continued)

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DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
   65,800     Electronic Arts, Inc. *                                                     $  3,144
                                                                                          --------

              HOME FURNISHINGS (0.0%)(c)
   43,000     Leggett & Platt, Inc.                                                            930
                                                                                          --------
              HOME IMPROVEMENT RETAIL (1.2%)
  513,700     Home Depot, Inc.                                                              18,231
  177,900     Lowe's Companies, Inc.                                                         9,854
   32,400     Sherwin-Williams Co.                                                           1,126
                                                                                          --------
                                                                                            29,211
                                                                                          --------
              HOMEBUILDING (0.2%)
   14,900     Centex Corp.                                                                   1,604
   11,000     KB HOME                                                                          798
   14,300     Pulte Homes, Inc.                                                              1,339
                                                                                          --------
                                                                                             3,741
                                                                                          --------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
  140,700     Carnival Corp. "A"                                                             5,590
   84,200     Hilton Hotels Corp.                                                            1,442
   51,100     Marriott International, Inc. "A"                                               2,361
   45,000     Starwood Hotels & Resorts Worldwide, Inc.                                      1,619
                                                                                          --------
                                                                                            11,012
                                                                                          --------
              HOUSEHOLD APPLIANCES (0.2%)
   17,500     Black & Decker Corp.                                                             863
   17,500     Maytag Corp.                                                                     487
   12,800     Snap-On, Inc.                                                                    413
   19,800     Stanley Works                                                                    750
   15,400     Whirlpool Corp.                                                                1,119
                                                                                          --------
                                                                                             3,632
                                                                                          --------
              HOUSEHOLD PRODUCTS (1.9%)
   48,400     Clorox Co.                                                                     2,350
  120,300     Colgate-Palmolive Co.                                                          6,021
  113,200     Kimberly-Clark Corp.                                                           6,689
  293,395     Procter & Gamble Co.                                                          29,304
                                                                                          --------
                                                                                            44,364
                                                                                          --------

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DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              HOUSEWARES & SPECIALTIES (0.2%)
   14,700     American Greetings Corp. "A" *                                              $    321
   32,500     Fortune Brands, Inc.                                                           2,323
   64,100     Newell Rubbermaid, Inc.                                                        1,460
   10,600     Tupperware Corp.                                                                 184
                                                                                          --------
                                                                                             4,288
                                                                                          --------
              HYPERMARKETS & SUPER CENTERS (2.4%)
  102,200     Costco Wholesale Corp.*                                                        3,800
  972,400     Wal-Mart Stores, Inc.(a)                                                      51,586
                                                                                          --------
                                                                                            55,386
                                                                                          --------
              INDUSTRIAL CONGLOMERATES (4.2%)
  177,900     3M Co.                                                                        15,127
2,256,100     General Electric Co.(a)                                                       69,894
   29,800     Textron, Inc.                                                                  1,700
  446,500     Tyco International Ltd.                                                       11,832
                                                                                          --------
                                                                                            98,553
                                                                                          --------
              INDUSTRIAL GASES (0.2%)
   50,800     Air Products & Chemicals, Inc.                                                 2,684
   70,600     Praxair, Inc.                                                                  2,697
                                                                                          --------
                                                                                             5,381
                                                                                          --------
              INDUSTRIAL MACHINERY (0.8%)
   13,300     Crane Co.                                                                        409
   34,600     Danaher Corp.                                                                  3,175
   46,700     Dover Corp.                                                                    1,856
   16,800     Eaton Corp.                                                                    1,814
   68,100     Illinois Tool Works, Inc.                                                      5,714
   38,300     Ingersoll-Rand Co., Ltd. "A"                                                   2,600
   20,100     ITT Industries, Inc.                                                           1,492
   27,100     Pall Corp.                                                                       727
   28,000     Parker-Hannifin Corp.                                                          1,666
                                                                                          --------
                                                                                            19,453
                                                                                          --------
              INSURANCE BROKERS (0.3%)
   68,800     Aon Corp.                                                                      1,647
  117,200     Marsh & McLennan Companies, Inc.                                               5,613
                                                                                          --------
                                                                                             7,260
                                                                                          --------

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DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              INTEGRATED OIL & GAS (4.2%)
   20,500     Amerada Hess Corp.                                                          $  1,090
  238,965     ChevronTexaco Corp.                                                           20,644
  151,954     ConocoPhillips                                                                 9,964
1,485,200     Exxon Mobil Corp.(a)                                                          60,893
   69,300     Marathon Oil Corp.                                                             2,293
   83,600     Occidental Petroleum Corp.                                                     3,531
                                                                                          --------
                                                                                            98,415
                                                                                          --------
              INTEGRATED TELECOMMUNICATION SERVICES (2.8%)
   72,900     ALLTEL Corp.                                                                   3,396
  174,780     AT&T Corp.                                                                     3,548
  420,600     BellSouth Corp.                                                               11,903
   31,200     CenturyTel, Inc.                                                               1,018
   61,600     Citizens Communications Co. *                                                    765
  370,400     Qwest Communications International, Inc. *                                     1,600
  744,100     SBC Communications, Inc.                                                      19,399
  209,200     Sprint Corp. (FON Group)                                                       3,435
  616,100     Verizon Communications, Inc.                                                  21,613
                                                                                          --------
                                                                                            66,677
                                                                                          --------
              INTERNET RETAIL (0.4%)
  143,500     eBay, Inc. *                                                                   9,269
                                                                                          --------

              INTERNET SOFTWARE & SERVICES (0.3%)
  145,100     Yahoo!, Inc. *                                                                 6,554
                                                                                          --------
              INVESTMENT BANKING & BROKERAGE (2.0%)
   22,300     Bear Stearns Companies, Inc.                                                   1,783
  302,700     Charles Schwab Corp.                                                           3,584
  106,000     Goldman Sachs Group, Inc.                                                     10,465
   61,500     Lehman Brothers Holdings, Inc.                                                 4,749
  209,000     Merrill Lynch & Co., Inc.                                                     12,258
  246,700     Morgan Stanley                                                                14,277
                                                                                          --------
                                                                                            47,116
                                                                                          --------
              IT CONSULTING & OTHER SERVICES (0.0%)(c)
   73,600     Unisys Corp. *                                                                 1,093
                                                                                          --------
              LEISURE PRODUCTS (0.1%)
   20,200     Brunswick Corp.                                                                  643
   38,800     Hasbro, Inc.                                                                     826

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DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
   97,300     Mattel, Inc.                                                                $  1,875
                                                                                          --------
                                                                                             3,344
                                                                                          --------
              LIFE & HEALTH INSURANCE (1.0%)
  115,300     AFLAC, Inc.                                                                    4,172
   31,700     Jefferson-Pilot Corp.                                                          1,606
   64,600     John Hancock Financial Services, Inc.                                          2,423
   38,300     Lincoln National Corp.                                                         1,546
  167,500     MetLife, Inc.                                                                  5,640
  124,300     Prudential Financial, Inc.                                                     5,192
   25,500     Torchmark Corp.                                                                1,161
   67,600     UnumProvident Corp.                                                            1,066
                                                                                          --------
                                                                                            22,806
                                                                                          --------
              MANAGED HEALTH CARE (0.8%)
   34,400     Aetna, Inc.                                                                    2,325
   30,982     Anthem, Inc. *                                                                 2,324
   31,300     CIGNA Corp.                                                                    1,800
   36,400     Humana, Inc. *                                                                   832
  134,400     UnitedHealth Group, Inc.                                                       7,819
   32,800     Wellpoint Health Networks, Inc. *                                              3,181
                                                                                          --------
                                                                                            18,281
                                                                                          --------
              METAL & GLASS CONTAINERS (0.1%)
   12,800     Ball Corp.                                                                       762
   32,800     Pactiv Corp. *                                                                   784
                                                                                          --------
                                                                                             1,546
                                                                                          --------
              MOTORCYCLE MANUFACTURERS (0.1%)
   67,700     Harley-Davidson, Inc.                                                          3,218
                                                                                          --------

              MOVIES & ENTERTAINMENT (2.0%)
1,020,100     Time Warner, Inc. *                                                           18,352
  395,200     Viacom, Inc. "B"                                                              17,539
  456,900     Walt Disney Co.                                                               10,659
                                                                                          --------
                                                                                            46,550
                                                                                          --------
              MULTI-LINE INSURANCE (1.9%)
  589,049     American International Group, Inc.                                            39,042
   65,700     Hartford Financial Services Group, Inc.                                        3,878
   42,500     Loews Corp.                                                                    2,102
                                                                                          --------
                                                                                            45,022
                                                                                          --------

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DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              MULTI-UTILITIES & UNREGULATED POWER (0.5%)
  138,500     AES Corp. *                                                                 $  1,307
   78,400     Calpine Corp. *                                                                  377
   37,300     Constellation Energy Group, Inc.                                               1,461
  204,400     Duke Energy Corp.                                                              4,180
   84,921     Dynegy, Inc. "A" *                                                               363
  144,800     El Paso Corp.                                                                  1,186
   48,800     Public Service Enterprise Group, Inc.                                          2,137
  117,544     Williams Companies, Inc.                                                       1,154
                                                                                          --------
                                                                                            12,165
                                                                                          --------
              OFFICE ELECTRONICS (0.1%)
  172,200     Xerox Corp. *                                                                  2,376
                                                                                          --------

              OFFICE SERVICES & SUPPLIES (0.2%)
   25,400     Avery Dennison Corp.                                                           1,423
   52,300     Pitney Bowes, Inc.                                                             2,124
                                                                                          --------
                                                                                             3,547
                                                                                          --------
              OIL & GAS DRILLING (0.2%)
   32,800     Nabors Industries Ltd. *                                                       1,361
   28,200     Noble Corp. *                                                                  1,009
   24,900     Rowan Companies, Inc. *                                                          577
   72,500     Transocean, Inc. *                                                             1,741
                                                                                          --------
                                                                                             4,688
                                                                                          --------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
   73,700     Baker Hughes, Inc.                                                             2,370
   38,100     BJ Services Co. *                                                              1,368
   97,000     Halliburton Co.                                                                2,522
  128,300     Schlumberger Ltd.                                                              7,021
                                                                                          --------
                                                                                            13,281
                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
   55,800     Anadarko Petroleum Corp.                                                       2,846
   36,200     Apache Corp.                                                                   2,936
   44,900     Burlington Resources, Inc.                                                     2,487
   51,800     Devon Energy Corp.                                                             2,966
   26,500     EOG Resources, Inc.                                                            1,224
   25,000     Kerr-McGee Corp.                                                               1,162
   60,300     Unocal Corp.                                                                   2,221
                                                                                          --------
                                                                                            15,842
                                                                                          --------

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DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              OIL & GAS REFINING & MARKETING & TRANSPORTATION (0.1%)
   15,300     Ashland, Inc.                                                               $    674
   17,200     Sunoco, Inc.                                                                     880
                                                                                          --------
                                                                                             1,554
                                                                                          --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (2.5%)
1,155,400     Citigroup, Inc.(a)                                                            56,083
   71,600     Principal Financial Group, Inc.                                                2,368
                                                                                          --------
                                                                                            58,451
                                                                                          --------
              PACKAGED FOODS & MEATS (1.1%)
   91,800     Campbell Soup Co.                                                              2,460
  120,000     ConAgra Foods, Inc.                                                            3,167
   84,100     General Mills, Inc.                                                            3,810
   78,600     H.J. Heinz Co.                                                                 2,863
   29,200     Hershey Foods Corp.                                                            2,248
   91,300     Kellogg Co.                                                                    3,477
   31,200     McCormick & Co., Inc.                                                            939
  173,700     Sara Lee Corp.                                                                 3,771
   49,600     Wm. Wrigley Jr. Co.                                                            2,788
                                                                                          --------
                                                                                            25,523
                                                                                          --------
              PAPER PACKAGING (0.1%)
   11,900     Bemis Co., Inc.                                                                  595
   18,300     Sealed Air Corp. *                                                               991
   12,500     Temple-Inland, Inc.                                                              783
                                                                                          --------
                                                                                             2,369
                                                                                          --------
              PAPER PRODUCTS (0.3%)
   56,700     Georgia-Pacific Corp.                                                          1,739
  107,200     International Paper Co.                                                        4,621
   44,790     MeadWestvaco Corp.                                                             1,333
                                                                                          --------
                                                                                             7,693
                                                                                          --------
              PERSONAL PRODUCTS (0.5%)
   13,100     Alberto-Culver Co. "B"                                                           826
   52,800     Avon Products, Inc.                                                            3,563
  228,000     Gillette Co.                                                                   8,374
                                                                                          --------
                                                                                            12,763
                                                                                          --------
              PHARMACEUTICALS (8.2%)
  354,100     Abbott Laboratories                                                           16,501
   29,500     Allergan, Inc.                                                                 2,266
  441,000     Bristol-Myers Squibb Co.                                                      12,613

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DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
  254,000     Eli Lilly & Co.                                                             $ 17,864
   81,600     Forest Laboratories, Inc. *                                                    5,043
  663,400     Johnson & Johnson, Inc.                                                       34,271
   53,900     King Pharmaceuticals, Inc. *                                                     823
  503,600     Merck & Co., Inc.                                                             23,266
1,714,720     Pfizer, Inc.(a)                                                               60,581
  324,800     Schering-Plough Corp.                                                          5,648
   24,300     Watson Pharmaceuticals, Inc. *                                                 1,118
  302,000     Wyeth                                                                         12,820
                                                                                          --------
                                                                                           192,814
                                                                                          --------
              PHOTOGRAPHIC PRODUCTS (0.1%)
   65,200     Eastman Kodak Co.                                                              1,674
                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.3%)
   58,900     ACE Ltd.                                                                       2,439
  157,300     Allstate Corp.                                                                 6,767
   23,900     AMBAC Financial Group, Inc.                                                    1,658
   41,900     Chubb Corp.                                                                    2,853
   35,900     Cincinnati Financial Corp.                                                     1,504
   31,700     MBIA, Inc.                                                                     1,878
   48,000     Progressive Corp.                                                              4,012
   33,200     SAFECO Corp.                                                                   1,292
   50,100     St. Paul Companies, Inc.                                                       1,986
  227,291     Travelers Property Casualty Corp.                                              3,857
   30,500     XL Capital Ltd. "A"                                                            2,365
                                                                                          --------
                                                                                            30,611
                                                                                          --------
              PUBLISHING (0.7%)
   19,000     Dow Jones & Co., Inc.                                                            947
   61,500     Gannett Co., Inc.                                                              5,483
   18,000     Knight-Ridder, Inc.                                                            1,393
   42,000     McGraw-Hill Companies, Inc.                                                    2,937
   11,000     Meredith Corp.                                                                   537
   34,000     New York Times Co. "A"                                                         1,625
   68,200     Tribune Co.                                                                    3,519
                                                                                          --------
                                                                                            16,441
                                                                                          --------
              RAILROADS (0.4%)
   83,200     Burlington Northern Santa Fe Corp.                                             2,692
   48,000     CSX Corp.                                                                      1,725
   87,200     Norfolk Southern Corp.                                                         2,062

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                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
   56,900     Union Pacific Corp.                                                         $  3,953
                                                                                          --------
                                                                                            10,432
                                                                                          --------
              REAL ESTATE INVESTMENT TRUSTS (0.4%)
   20,000     Apartment Investment & Management Co. "A"                                        690
   91,400     Equity Office Properties Trust                                                 2,619
   56,200     Equity Residential Properties Trust                                            1,658
   40,300     Plum Creek Timber Co., Inc.                                                    1,227
   47,000     ProLogis                                                                       1,508
   41,600     Simon Property Group, Inc.                                                     1,928
                                                                                          --------
                                                                                             9,630
                                                                                          --------
              REGIONAL BANKS (1.9%)
   78,400     AmSouth Bancorp                                                                1,921
  122,900     BB&T Corp.                                                                     4,749
   50,484     Charter One Financial, Inc.                                                    1,744
  129,700     Fifth Third Bancorp                                                            7,665
   28,100     First Tennessee National Corp.                                                 1,239
   52,700     Huntington Bancshares, Inc.                                                    1,186
   91,500     KeyCorp                                                                        2,683
   50,800     Marshall & Ilsley Corp.                                                        1,943
  139,400     National City Corp.                                                            4,731
   33,400     North Fork Bancorp., Inc.                                                      1,352
   62,300     PNC Financial Services Group                                                   3,410
   49,800     Regions Financial Corp.                                                        1,853
   75,400     SouthTrust Corp.                                                               2,468
   61,700     SunTrust Banks, Inc.                                                           4,412
   67,400     Synovus Financial Corp.                                                        1,949
   42,400     Union Planters Corp.                                                           1,335
   22,000     Zions Bancorp                                                                  1,349
                                                                                          --------
                                                                                            45,989
                                                                                          --------
              RESTAURANTS (0.6%)
   36,750     Darden Restaurants, Inc.                                                         773
  284,400     McDonald's Corp.                                                               7,062
   91,000     Starbucks Corp. *                                                              3,008
   26,500     Wendy's International, Inc.                                                    1,040
   64,400     Yum! Brands, Inc. *                                                            2,215
                                                                                          --------
                                                                                            14,098
                                                                                          --------
              SEMICONDUCTOR EQUIPMENT (0.6%)
  371,200     Applied Materials, Inc. *                                                      8,333
   43,000     KLA-Tencor Corp. *                                                             2,523

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                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
   33,800     Novellus Systems, Inc. *                                                    $  1,421
   42,200     Teradyne, Inc. *                                                               1,074
                                                                                          --------
                                                                                            13,351
                                                                                          --------
              SEMICONDUCTORS (3.5%)
   77,600     Advanced Micro Devices, Inc. *                                                 1,156
   86,700     Altera Corp. *                                                                 1,968
   81,700     Analog Devices, Inc. *                                                         3,730
   68,100     Applied Micro Circuits Corp. *                                                   407
   66,800     Broadcom Corp. "A" *                                                           2,277
1,467,700     Intel Corp.                                                                   47,260
   70,300     Linear Technology Corp.                                                        2,958
   84,700     LSI Logic Corp. *                                                                751
   72,600     Maxim Integrated Products, Inc.                                                3,615
  136,300     Micron Technology, Inc. *                                                      1,836
   41,900     National Semiconductor Corp. *                                                 1,651
   35,600     NVIDIA Corp. *                                                                   828
   38,100     PMC-Sierra, Inc. *                                                               768
  386,800     Texas Instruments, Inc.                                                       11,364
   78,800     Xilinx, Inc. *                                                                 3,053
                                                                                          --------
                                                                                            83,622
                                                                                          --------
              SOFT DRINKS (2.1%)
  556,400     Coca-Cola Co.                                                                 28,237
  103,200     Coca-Cola Enterprises, Inc.                                                    2,257
   59,900     Pepsi Bottling Group, Inc.                                                     1,448
  388,800     PepsiCo, Inc.                                                                 18,126
                                                                                          --------
                                                                                            50,068
                                                                                          --------
              SPECIALIZED FINANCE (0.1%)
   33,300     Moody's Corp.                                                                  2,016
                                                                                          --------
              SPECIALTY CHEMICALS (0.2%)
   58,100     Ecolab, Inc.                                                                   1,590
   11,300     Great Lakes Chemical Corp.                                                       307
   21,800     International Flavors & Fragrances, Inc.                                         761
   49,900     Rohm & Haas Co.                                                                2,131
   16,600     Sigma-Aldrich Corp.                                                              949
                                                                                          --------
                                                                                             5,738
                                                                                          --------

34

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                            MARKET
   NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              SPECIALTY STORES (0.5%)
   63,700     AutoNation, Inc. *                                                          $  1,170
   20,900     AutoZone, Inc. *                                                               1,781
   68,600     Bed Bath & Beyond, Inc. *                                                      2,974
   13,100     Boise Cascade Corp.                                                              430
   68,600     Office Depot, Inc. *                                                           1,146
  113,400     Staples, Inc. *                                                                3,096
   30,900     Tiffany & Co.                                                                  1,397
   47,200     Toys "R" Us, Inc. *                                                              597
                                                                                          --------
                                                                                            12,591
                                                                                          --------
              STEEL (0.1%)
   16,600     Allegheny Technologies, Inc.                                                     219
   17,200     Nucor Corp.                                                                      963
   23,300     United States Steel Corp.                                                        816
   17,300     Worthington Industries, Inc.                                                     312
                                                                                          --------
                                                                                             2,310
                                                                                          --------
              SYSTEMS SOFTWARE (4.1%)
   52,100     Adobe Systems, Inc.                                                            2,048
   51,300     BMC Software, Inc. *                                                             957
  129,400     Computer Associates International, Inc.                                        3,538
2,429,400     Microsoft Corp.(a)                                                            66,906
   84,500     Novell, Inc. *                                                                   889
1,183,400     Oracle Corp. *                                                                15,621
   69,400     Symantec Corp. *                                                               2,405
   96,200     VERITAS Software Corp. *                                                       3,575
                                                                                          --------
                                                                                            95,939
                                                                                          --------
              THRIFTS & MORTGAGE FINANCE (1.8%)
   40,533     Countrywide Financial Corp.                                                    3,074
  218,200     Fannie Mae                                                                    16,378
  155,500     Freddie Mac                                                                    9,069
   35,100     Golden West Financial Corp.                                                    3,622
   21,600     MGIC Investment Corp.                                                          1,230
  202,100     Washington Mutual, Inc.                                                        8,108
                                                                                          --------
                                                                                            41,481
                                                                                          --------
              TIRES & RUBBER (0.0%)(c)
   16,500     Cooper Tire & Rubber Co.                                                         353
   39,200     Goodyear Tire & Rubber Co. *                                                     308
                                                                                          --------
                                                                                               661
                                                                                          --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               TOBACCO (1.2%)
   459,100     Altria Group, Inc.                                                        $   24,984
    20,700     R.J. Reynolds Tobacco Holdings, Inc.                                           1,204
    36,600     UST, Inc.                                                                      1,306
                                                                                         ----------
                                                                                             27,494
                                                                                         ----------
               TRADING COMPANIES & DISTRIBUTORS (0.0%)(c)
    20,600     W.W. Grainger, Inc.                                                              976
                                                                                         ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.5%)
   606,500     AT&T Wireless Services, Inc. *                                                 4,846
   247,100     Nextel Communications, Inc. "A" *                                              6,934
   226,500     Sprint Corp. (PCS Group) *                                                     1,273
                                                                                         ----------
                                                                                             13,053
                                                                                         ----------
               Total common stocks (cost: $2,241,601)                                     2,311,179
                                                                                         ----------

               MONEY MARKET INSTRUMENTS (1.5%)

               MONEY MARKET FUND (1.4%)
33,222,266     Northern Institutional Funds - Diversified Assets Portfolio, 0.80%(b)         33,222
                                                                                         ----------

 PRINCIPAL
    AMOUNT
     (000)
----------

               OTHER (0.1%)
$    3,225     U.S. Treasury Bill, 0.90%, 01/22/2004(a,d)                                     3,224
                                                                                         ----------
               Total money market instruments (cost: $36,446)                                36,446
                                                                                         ----------
               TOTAL INVESTMENTS (COST: $2,278,047)                                      $2,347,625
                                                                                         ==========

36

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Security, or a portion thereof, is segregated to cover open futures contracts.

         (b) Rate represents the money market fund annualized seven-day yield at December 31, 2003.

         (c) Represents less than 0.1% of net assets.

         (d) Rate represents an annualized yield at time of purchase, not a coupon rate.

         *   Non-income-producing security for the year ended December 31, 2003.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

ASSETS

   Investment in securities, at market value (identified cost of $2,278,047)   $ 2,347,625
   Cash                                                                                723
   Receivables:
      Capital shares sold                                                            8,885
      Dividends and interest                                                         3,130
      USAA Investment Management Company                                               557
      USAA Transfer Agency Company                                                      28
      Variation margin                                                                 102
      Other                                                                              4
                                                                               -----------
         Total assets                                                            2,361,054
                                                                               -----------
LIABILITES

   Payables:
      Capital shares redeemed                                                        5,585
   Accrued management fees                                                             309
   Accrued transfer agent's fees                                                        10
   Other accrued expenses and accounts payable                                         102
                                                                               -----------
         Total liabilities                                                           6,006
                                                                               -----------
            Net assets applicable to capital shares outstanding                $ 2,355,048
                                                                               ===========
NET ASSETS CONSIST OF:

   Paid-in capital                                                             $ 2,521,473
   Accumulated net realized loss on investments and futures contracts             (237,448)
   Net unrealized appreciation on investments and futures contracts                 71,023
                                                                               -----------
            Net assets applicable to capital shares outstanding                $ 2,355,048
                                                                               ===========
   Net asset value, redemption price, and offering price per share:
      Member Shares (net assets of $1,971,339/118,026
         shares outstanding; 375,000 authorized shares of $.01 par value)      $     16.70
                                                                               ===========
      Reward Shares (net assets of $383,709/22,974
         shares outstanding; 350,000 authorized shares of $.01 par value)      $     16.70
                                                                               ===========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA S&P 500 INDEX FUND
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
   Dividends                                                                  $  34,376
   Interest                                                                         259
                                                                              ---------
            Total income                                                         34,635
                                                                              ---------
EXPENSES
   Management fees                                                                1,931
   Administration fees                                                            1,158
   Transfer agent fees
      Member Shares                                                               2,685
      Reward Shares                                                                  20
   Postage
      Member Shares                                                                 261
      Reward Shares                                                                   3
   Shareholder reporting fees
      Member Shares                                                                 171
      Reward Shares                                                                   3
   Registration fees
      Member Shares                                                                  55
      Reward Shares                                                                 109
   Custodian's fees                                                                   1
      Member Shares                                                                  36
      Reward Shares                                                                   7
   Professional fees                                                                 90
   Directors' fees                                                                    3
   Other                                                                             46
                                                                              ---------
            Total expenses                                                        6,579
   Expenses reimbursed
      Member Shares                                                                (589)
      Reward Shares                                                                (139)
                                                                              ---------
            Net expenses                                                          5,851
                                                                              ---------
NET INVESTMENT INCOME                                                            28,784
                                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
   Net realized loss from investment transactions                                (9,899)
   Net realized gain from futures transactions                                    7,572
   Change in net unrealized appreciation/depreciation of
      investments and futures contracts                                         471,010
                                                                              ---------
      Net realized and unrealized gain on investments and futures contracts     468,683
                                                                              ---------
Increase in net assets from operations                                        $ 497,467
                                                                              =========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA S&P 500 INDEX FUND
YEARS ENDED DECEMBER 31,

                                                                   2003           2002
                                                            --------------------------
FROM OPERATIONS

   Net investment income                                    $    28,784    $    30,993
   Net realized loss from investment
      and futures transactions                                   (2,327)      (204,158)
   Change in net unrealized appreciation/depreciation
      of investments and futures contracts                      471,010       (467,065)
                                                            --------------------------
         Increase (decrease) in net assets from operations      497,467       (640,230)
                                                            --------------------------
DISTRIBUTIONS TO SHAREHOLDERS

   Net investment income
      Member Shares                                             (24,206)       (26,028)
      Reward Shares                                              (5,002)        (5,274)*
                                                            --------------------------
         Total distributions of net investment income           (29,208)       (31,302)
                                                            --------------------------
Net increase (decrease) in net assets
   from capital share transactions                              221,577       (565,407)
                                                            --------------------------
Net increase (decrease) in net assets                           689,836     (1,236,939)

NET ASSETS
   Beginning of period                                        1,665,212      2,902,151
                                                            --------------------------
   End of period                                            $ 2,355,048    $ 1,665,212
                                                            ==========================
Accumulated undistributed net investment income
   End of period                                            $         -    $       416
                                                            ==========================

   * REWARD SHARES WERE INITIATED ON MAY 1, 2002.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940 (the Act), as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this annual report pertains only to the USAA S&P 500 Index Fund (the Fund). The Fund's investment objective is to match, before fees and expenses, the performance of the S&P 500 Index. USAA Investment Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, N.A. (NTI) (formerly known as Northern Trust Investments, Inc.) to serve as subadviser for the Fund. Prior to May 1, 2003, Deutsche Asset Management, Inc. served as the Fund's subadviser. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the S&P 500 Index.

         The Fund has two classes of shares: Member Shares and Reward Shares. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the exchange is open) as set forth below:

                 1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                    counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                 2. Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

                 3. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                 4. Securities for which market quotations are not readily
                    available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with the Fund's subadviser if applicable, under valuation procedures approved by the Company's Board of Directors.

              B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Upon entering into a contract, the Fund is required to make an initial margin deposit of either cash or securities in an amount equal to a certain percentage of the contract. Subsequently, payments known as variation-margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security,

42

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                 and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation between movements in the price of futures contracts and the underlying hedged securities.

              C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

              D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

              E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a 0.50% markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

         The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. For the year ended December 31, 2003, the Fund paid CAPCO facility fees of $4,000. The Fund had no borrowings under either of these agreements during the year ended December 31, 2003.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of distributions made during the year from net investment income or net realized gains is determined in accordance with federal

44

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

         tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book and tax basis accounting resulted in reclassifications made to the statement of assets and liabilities to decrease paid-in capital and increase accumulated undistributed net investment income by $8,000. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended December 31, 2003, and 2002, was as follows:

                                                     2003                 2002
                                             ---------------------------------
         Ordinary income                      $29,208,000          $31,302,000
         Long-term capital gains                        -                    -

         As of December 31, 2003, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                           $           -
         Accumulated capital and other losses                     (224,883,000)
         Unrealized appreciation on investments                     58,459,000

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At December 31, 2003, the Fund had capital loss carryovers of $224,883,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire between 2009 and 2011. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2003, were $219,171,000 and $13,348,000, respectively.

         The cost of securities at December 31, 2003, for federal income tax purposes, was $2,289,166,000.

         Gross unrealized appreciation and depreciation of investments as of December 31, 2003, for federal income tax purposes, were $331,731,000 and $273,272,000, respectively, resulting in net unrealized appreciation of $58,459,000.

(5) FUTURES CONTRACTS
--------------------------------------------------------------------------------

         A summary of obligations under these financial instruments at December 31, 2003, is as follows:

                                                                      MARKET        UNREALIZED
TYPE OF FUTURE             EXPIRATION      CONTRACTS    POSITION       VALUE       APPRECIATION
-----------------------------------------------------------------------------------------------
S&P 500 Index Futures    March 18, 2004      142         Long       $39,426,000     $1,445,000

46

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

(6) CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

         Capital share transactions were as follows, in thousands:

                                                      YEAR ENDED                     YEAR ENDED
                                                      12/31/2003                     12/31/2002
                                                -----------------------------------------------------
                                                 SHARES         AMOUNT         SHARES          AMOUNT
                                                -----------------------------------------------------
MEMBER SHARES:
   Shares sold                                   27,665    $   403,058         24,562     $   377,075
   Shares issued from reinvested dividends        1,541         22,891          1,540          21,884
   Conversion to Reward Shares                        -              -        (56,963)       (927,967)
   Shares redeemed                              (18,543)      (270,710)       (29,876)*      (467,100)*
                                                -----------------------------------------------------
   Net increase (decrease) from
       capital share transactions                10,663    $   155,239        (60,737)    $  (996,108)
                                                =====================================================
REWARD SHARES (COMMENCED ON MAY 1, 2002):
   Shares sold                                    8,304    $   124,198         59,439     $   963,734
   Conversion from Member Shares                      -              -         56,963         927,967
   Shares issued from reinvested dividends          233          3,495            162           2,172
   Shares redeemed                               (4,144)       (61,355)       (97,983)*    (1,463,172)*
                                                -----------------------------------------------------
   Net increase from
       capital share transactions                 4,393    $    66,338         18,581     $   430,701
                                                =====================================================

* Includes in-kind redemptions made by an affiliate of the Manager, in the amounts of $200,000,000 (11,820,000 shares) for the Member Shares and $200,000,000 (15,361,000 shares) for the Reward Shares.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and provides oversight of the management of the Fund's assets managed by a subadviser. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended December 31, 2003, the Fund incurred management fees, paid or payable to the Manager, of $1,931,000.

              B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with NTI, under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee.

              C. ADMINISTRATIVE FEES - The Fund has entered into an
                 administration agreement with the Manager under which the Manager provides administrative services to the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.06% of the Fund's monthly average net assets. For the year ended December 31, 2003, the Fund incurred administrative fees, paid or payable to the Manager, of $1,158,000.

              D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Member Shares and the Reward Shares to 0.35% and 0.17%, respectively, of their annual average net assets, and will reimburse the Fund for all expenses in excess of those amounts. Prior to May 1, 2003, the expense limitation for the Member Shares was 0.27% of their annual average net assets. This agreement may be modified or terminated at any time. For the year ended December 31, 2003, the Fund incurred reimbursable expenses from the Manager for the Member Shares and the Reward Shares of $589,000 and $139,000, respectively.

48

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

                 In addition, NTI has contractually agreed to reimburse the Fund for all license fees paid by the fund to Standard & Poor's, in amounts not exceeding the annual rate of 0.001% of the average daily net assets of the Fund. For the year ended December 31, 2003, the Fund incurred reimbursable expenses from NTI for the Member Shares and the Reward Shares of $12,000 and $2,000, respectively.

              E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $20 per shareholder account, plus out-of-pocket expenses. For the year ended December 31, 2003, the Fund incurred transfer agent's fees, paid or payable to USAA Transfer Agency Company, of $2,705,000. Additionally, the Fund recorded a receivable from USAA Transfer Agency Company of $28,000 at December 31, 2003.

              F. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

              G. ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to allocate part of the fixed cost of maintaining shareholder accounts. This fee is waived on accounts with balances of $10,000 or more.

(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         USAA Investment Management Company is an indirectly wholly owned subsidiary of United Services Automobile Association (the Association), a large, diversified financial services institution. At December 31, 2003, the Association and its affiliates owned 4,246,000 shares (3.0%) of the Fund.

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

(9) FINANCIAL HIGHLIGHTS - MEMBER SHARES
-------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------
                                              2003             2002             2001              2000             1999
                                        -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period  $    13.22       $    17.26       $    19.91        $    22.92       $    19.27
                                        -------------------------------------------------------------------------------
Income (loss) from investment
  operations:
   Net investment income                       .21              .21              .21               .23              .25
   Net realized and unrealized gain
      (loss) on investments and
      futures transactions                    3.48            (4.04)           (2.62)            (2.33)            3.71
                                        -------------------------------------------------------------------------------
Total from investment operations              3.69            (3.83)           (2.41)            (2.10)            3.96
                                        -------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.21)            (.21)            (.21)             (.24)            (.26)
   Realized capital gains                        -                -             (.03)             (.67)            (.05)
                                        -------------------------------------------------------------------------------
Total distributions                           (.21)            (.21)            (.24)             (.91)            (.31)
                                        -------------------------------------------------------------------------------
Net asset value at end of period        $    16.70       $    13.22       $    17.26        $    19.91       $    22.92
                                        ===============================================================================

Total return (%)*                            28.15           (22.25)          (12.09)            (9.27)           20.67
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)       $1,971,339       $1,419,537       $2,902,151        $2,985,505       $3,196,483
Ratios to average net assets: **
   Expenses (%)                                .33(a,b)         .23(b,c)         .18(c,d,g)        .18(d,g)         .18(d,g)
Expenses, excluding
   reimbursements (%)                          .36              .32              .19(g)            .18(g)           .18(g)
   Net investment income (%)                  1.47             1.33             1.19              1.06             1.25
Portfolio turnover (%)                         .70                9(f)            14(e)             28(e)            13(e)

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period; does not reflect $10 annual account maintenance fee. Calculated using net assets adjusted for last day trades and adjustments and could differ from the Lipper reported return.
 ** For the year ended December 31, 2003, average net assets were
    $1,635,321,000.
(a) Effective May 1, 2003, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.35% of their annual average net assets.
(b) Effective May 1, 2002, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.27% of their annual average net assets through April 30, 2003.
(c) Effective August 13, 2001, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.18% of its annual average net assets through April 30, 2002.
(d) Effective May 6, 1998, through August 12, 2001, the Manager was contractually entitled to receive fees from the Fund only to the extent that the aggregate annual operating expenses of the Fund and the Equity 500 Index Portfolio (the Portfolio), the master fund when the Fund operated in a master-feeder structure, did not exceed 0.18% of the Fund's annual average net assets.
(e) Represents the portfolio turnover rate of the Portfolio for years prior to 2001. For 2001, the turnover rate is based on the Fund's proportionate share of the Portfolio's purchases and sales of long-term investments through the date that the Fund operated in a master-feeder structure.
(f) Excludes in-kind redemptions.
(g) Includes expenses of the Portfolio through August 12, 2001, the date at which the Fund ceased to operate in a master-feeder structure and separated from the Portfolio.

50

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND
DECEMBER 31, 2003

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - REWARD SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED      PERIOD ENDED
                                                  DECEMBER 31,      DECEMBER 31,
                                                  ------------------------------
                                                          2003              2002*
                                                  ------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period                $  13.22          $  16.35
                                                      --------------------------
Income (loss) from investment operations:
   Net investment income                                   .23               .21(a)
   Net realized and unrealized gain (loss) on
      investments and futures transactions                3.49             (3.16)(a)
                                                      --------------------------
Total from investment operations                          3.72             (2.95)(a)
                                                      --------------------------
Less distributions from:
   Net investment income                                  (.24)             (.18)
                                                      --------------------------
Net asset value at end of period                      $  16.70          $  13.22
                                                      ==========================
Total return (%)**                                       28.36            (18.06)
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)                     $383,709          $245,675
Ratios to average net assets: ***
   Expenses (%)                                            .17(c)            .17(b,c)
   Expenses, excluding reimbursements (%)                  .22               .23(b)
   Net investment income (%)                              1.62              1.54(b)
Portfolio turnover (%)                                     .70                 9(d)

  * Reward Shares were initiated on May 1, 2002.
 ** Assumes reinvestment of all net investment income distributions during the period. Calculated using net assets adjusted for last day trades and adjustments and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized. The return for the period ended December 31, 2002, is cumulative.
*** For the year ended December 31, 2003, average net assets were $297,304,000.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) The Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.17% of their average annual net assets.
(d) Excludes in-kind redemptions.

 D I R E C T O R S '  A N D  O F F I C E R S '
====================------------------------------------------------------------
                     INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

         The Board of Directors of the Company consists of seven Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

         Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 38 individual funds as of December 31, 2003. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Directors, you may call 1-800-531-8181 to request a free copy of the funds' statement of additional information (SAI).

         * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

52

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

         ROBERT G. DAVIS(2)
         Director and Chairman of the Board of Directors
         Born: November 1946
         Year of Election or Appointment: 1996

         Chairman, Chief Executive Officer, and President of United Services Automobile Association (USAA) (10/02-present); President and Chief Executive Officer of USAA (4/00-10/02); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (FPS) (1/97-7/03). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds. He also serves as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Life Insurance Company, USAA Federal Savings Bank, USAA Real Estate Company (RealCo), and FPS.

         CHRISTOPHER W. CLAUS(2,4)
         Director, President, and Vice Chairman of the Board of Directors
         Born: December 1960
         Year of Election or Appointment: 2001

         President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN(3,4,5,6)
         Director
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         ROBERT L. MASON, Ph.D.(3,4,5,6)
         Director
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98), which focuses on the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR(3,4,5,6)
         Director
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

54

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         LAURA T. STARKS, PH.D.(3,4,5,6)
         Director
         Born: February 1950
         Year of Election or Appointment: 2000

         Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER(2,3,4,5,6)
         Director
         Born: July 1943
         Year of Election or Appointment: 1992

         Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THOSE DIRECTORS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

         STUART WESTER
         Vice President
         Born: June 1947
         Year of Appointment: 2002

         Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); and Assistant Vice President, Securities Counsel, USAA (2/98-7/00). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for IMCO, FPS, and USAA Shareholder Account Services; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

         DAVID M. HOLMES
         Treasurer
         Born: June 1960
         Year of Appointment: 2001

         Senior Vice President, Life/IMCO/Financial Planning Services Senior Financial Officer, USAA (12/02-present); Senior Vice President, Senior

56

 . . . C O N T I N U E D
========================-------------------------------------------------------
                         INFORMATION

         Financial Officer, IMCO (6/01-12/02); Vice President, Senior Financial Officer, RealCo (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes is a Director of USAA Life Insurance Company and also holds the Officer positions of Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds, and Senior Vice President, Senior Financial Officer of USAA Life Insurance Company, USAA Shareholder Account Services, and FPS.

         EILEEN M. SMILEY
         Assistant Secretary
         Born: November 1959
         Year of Appointment: 2003

         Assistant Vice President, Securities Counsel, USAA (1/03-present); Attorney, Morrision & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of AVP and Assistant Secretary of IMCO, FPS, and USAA Life Investment Trust, a registered investment company offering five individual funds.

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99). Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

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                                                                              59

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

            DIRECTORS        Robert G. Davis, CHAIRMAN OF THE BOARD
                             Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                             Barbara B. Dreeben
                             Robert L. Mason, Ph.D.
                             Michael F. Reimherr
                             Laura T. Starks, Ph.D.
                             Richard A. Zucker

  INVESTMENT ADVISER,        USAA Investment Management Company
         UNDERWRITER,        P.O. Box 659453
      AND DISTRIBUTOR        San Antonio, Texas 78265-9825

       TRANSFER AGENT        USAA Shareholder Account Services
                             9800 Fredericksburg Road
                             San Antonio, Texas 78288

            CUSTODIAN        The Northern Trust Company
                             50 S. LaSalle Street
                             Chicago, Illinois 60675

  INDEPENDENT AUDITOR        Ernst & Young LLP
                             100 West Houston St., Suite 1900
                             San Antonio, TX 78205

            TELEPHONE        Call toll free - Central time
     ASSISTANCE HOURS        Monday - Friday, 7 a.m. to 10 p.m.
                             Saturday, 8:30 a.m. to 5 p.m.
                             Sunday, 10:30 a.m. to 7 p.m.

       FOR ADDITIONAL        1-800-531-8181, in San Antonio 456-7200
    INFORMATION ABOUT        For account servicing, exchanges,
         MUTUAL FUNDS        or redemptions
                             1-800-531-8448, in San Antonio 456-7202

      RECORDED MUTUAL        24-hour service (from any phone)
    FUND PRICE QUOTES        1-800-531-8066, in San Antonio 498-8066

          MUTUAL FUND        (from touch-tone phones only)
       USAA TOUCHLINE        For account balance, last transaction, fund
                             prices, or to exchange or redeem fund shares
                             1-800-531-8777, in San Antonio 498-8777

      INTERNET ACCESS        USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING 1-800-531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

                                                        [LOGO OF RECYCLED PAPER]
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                                                                  Paper

--------------------------------------------------------------------------------

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      [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
           USAA               ----------------------------------
                                  INSURANCE o MEMBER SERVICES

29237-0204                                   (C)2004, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Directors of USAA Mutual Fund Inc. approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No amendments have been made to the Sarbanes Code since it was adopted, and no waivers (explicit or implicit) from a provision of the Sarbanes Code have been granted.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Mutual Fund, Inc. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues. Dr. Starks is an independent director who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Directors of USAA Mutual Fund, Inc.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Fund, Inc., consists of 18 Funds. The Index Funds are the only three funds of the Registrant (the Funds) that have a fiscal year-end of December 31, and the remaining funds have a fiscal year-end of July 31. The aggregate fees accrued or paid by the Registrant for the audit of the Funds' annual financial statements and services provided in connection with statutory or regulatory filings by the Registrant for the Funds for fiscal years ending December 31, 2002 and 2003 were $62,370 and $66,500, respectively. The audit fees associated with the other funds of the Registrant will be detailed in the Form N-CSR filed for those funds with fiscal year-ends of July 31.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid by the Funds' transfer agent for professional services rendered by Ernst & Young LLP for audit-related services related to the annual study of its internal controls for fiscal years ending December 31, 2002 and December 31, 2003 were $14,250 and $15,000, respectively. The Registrant did not accrue or pay Ernst & Young LLP any audit-related fees.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young, LLP for the review of the Funds' federal, state and city income tax returns and excise tax calculations for fiscal years ending December 31, 2002 and 2003 were $18,130 and $19,100, respectively. The tax fees associated with the other funds of the Registrant will be detailed in the Form N-CSR filed for those funds with fiscal year-ends of July 31. These tax services were pre-approved by the Audit Committee.

(d) ALL OTHER FEES. The Funds' investment adviser and transfer agent, USAA Investment Management Company (IMCO) and USAA Transfer Agency Company (dba USAA Shareholder Account Services) (SAS) paid Ernst & Young LLP aggregate fees of $21,036 for non-audit services related to the Funds for the fiscal year ended December 31, 2002. The services are detailed in the table below:

--------------------------------------------------------------------------------
                  DESCRIPTION OF OTHER SERVICES - FYE 12/31/2002
--------------------------------------------------------------------------------
 DESCRIPTION OF SERVICE             AMOUNT PAID                PARTY PAYING
--------------------------------------------------------------------------------
Review of Corporate                   $ 7,960                      IMCO
Governance Procedures

Review of Anti-Money                  $ 2,500                      IMCO
Laundering Procedures

As of Review                          $ 4,000                      SAS

Reporting and Oversight               $ 6,576                      IMCO
Review
--------------------------------------------------------------------------------
TOTAL                                 $21,036
--------------------------------------------------------------------------------

These services provided in the fiscal year ending 12/31/2002 were not pre-approved by the Audit Committee because the engagements occurred prior to the rule's effectiveness requiring such pre-approval. Any such other non-audit fees to be provided to the Funds' investment adviser or transfer agent (or other affiliated service provider to the Funds) directly related to fund operations will be subject to the pre-approval requirement. No such fees were paid in the fiscal year ending December 31, 2003.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The total aggregate non-audit fees accrued or paid to Ernst & Young for services rendered to the Registrant, and the Registrant's investment adviser, IMCO, and transfer agent, SAS, for the fiscal years ending December 31, 2002 and December 31, 2003 were $93,416 and $56,100, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2002 and 2003 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The chief executive officer and chief financial officer of USAA Mutual Fund, Inc. (Fund) have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

   The purpose of the Code is to promote:
   o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
   o full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
   o     compliance with applicable laws and governmental rules and regulations;
   o prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer) and the Chairman of the Board of Directors/Trustees of each Company; and
   o     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

   o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
   o cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
   o accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds during contract negotiations.
   o accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
             o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

   o service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
   o the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
   o the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
   o any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chairman of the Board of the Directors/Trustees and reported to each affected Board.
   o any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chairman of the Board of Directors/Trustees and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

   o Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.

   o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/Trustees and auditors, and to government regulators and self-regulatory organizations.

   o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.

   o Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.

   o A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.

   o A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
               Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chairman of the Board of Directors/Trustees and will be considered by the Board of Directors/Trustees.

         B.    REQUIRED REPORTS

         o     EACH COVERED OFFICER MUST:
               o Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
               o Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

         o     THE CHIEF LEGAL OFFICER MUST:
               o report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
               o report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         o INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman of the Board (or for the USAA Life Investment Trust (LIT) the Chairman/CEO of USAA if the complaint involves the Chairman of the LIT Board) and the Chairperson of the Audit Committee any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         o INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chairman of the Board or the Chairperson of the Audit Committee direct another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chairman of the Board, or the Board as a whole, may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         o STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         o VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chairman of the Board (and for the USAA LIT the Chairman/CEO of USAA if the violation involves the Chairman of the LIT Board) the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chairperson of the Audit Committee of each Company.

               The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
               o The Boards of Directors/Trustees understand that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

                                   APPENDIX A
                                COVERED OFFICERS


TITLE             COMPANY

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust



(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUND, INC., INDEX FUNDS

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    October 22, 2004
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    October 26, 2004
         ------------------------------


By:*     /s/ DAVID HOLMES
         --------------------------------------------
         Signature and Title:  David Holmes/Treasurer

Date:    October 26, 2004
         ------------------------------


*Print the name and title of each signing officer under his or her signature.